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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: January 25, 2002


                              Semtech Corporation
            (Exact name of registrant as specified in its charter)

           Delaware                   1-6395                95-2119684
(State or other jurisdiction of      (Commission           (IRS Employer
 incorporation or organization)      File Number)       Identification No.)

 652 Mitchell Road
 Newbury Park, California                                   91320
(Address of Principal Executive Offices)                  (Zip Code)

                                (805) 498-2111
             (Registrant's telephone number, including area code)

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Item 5.  Other Events.
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            The Registrant issued the press release, filed as Exhibit 99.1 hereto, on January 25, 2002.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Exhibit Number    Description of Document
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99.1              Press Release of the Registrant dated January 25, 2002.

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                                   SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2002              SEMTECH CORPORATON


                                    By:   /s/ David G. Franz, Jr.
                                        ----------------------------------
                                        David G. Franz, Jr.
                                        Chief Financial Officer

                                       2
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                               INDEX TO EXHIBITS

Exhibit Number    Description of Document
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99.1              Press Release of the Registrant dated January 25, 2002.

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                                                            Exhibit 99.1
                                                            ------------

[LOGO] SEMTECH
NEWS RELEASE



                   SEMTECH CEO TO MAKE INVESTOR PRESENTATION
     FOURTH QUARTER SALES GROWTH AT HIGH END OF PREVIOUSLY ANNOUNCED RANGE

                                                     11:00 a.m. PST
                                                     Friday, January 25, 2002

     NEWBURY PARK, CALIFORNIA, January 24, 2002 - SEMTECH CORPORATION (Nasdaq
NMS: SMTC) today announced that Jack Poe, Semtech Corporation's Chairman and CEO, will be making an investor presentation at 10:00 a.m. PST on Tuesday, January 29, 2002, at the Banc of America Securities Technology 2002 Conference.

     The Company expects that net sales for the fourth quarter ending January 27, 2002 will be approximately $46.4 million. This sales level would represent a 6 percent sequential sales increase; the high-end of the Company's previously announced estimate of 4 to 6 percent sales growth. Pro-forma earnings per diluted share are expected to be 11 cents at this sales level. The Company plans to announce fourth quarter results on February 26, 2002, after the close of market.

     The investor presentation and breakout session will be available via the Internet. A replay will be available for 14 days.

     Presentation:      www.veracast.com/webcasts/BAS/tech-2002/id15206716.cfm
     Breakout session:  www.veracast.com/webcasts/BAS/tech-2002/id67209108.cfm

About Semtech

     Semtech Corporation is a leading supplier of analog and mixed-signal semiconductors used in a wide range of computer, industrial and communication applications. Semtech has been publicly traded since 1967 and is listed on the Nasdaq National Market under the symbol SMTC.

Safe Harbor Provision

     Statements contained in this release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including projections and forecasts for revenue and gross margin, involve risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include worldwide
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economic conditions, the timing and duration of semiconductor market upturns or downturns, demand for personal computers, cellular phones and automated test equipment, demand for semiconductor devices in general, competitors' actions, relations with large strategic customers and suppliers, manufacturing costs and yields, demand for the Company's products in particular, and risks associated with the businesses of major customers. Other factors that may cause actual results to differ from the forward-looking statements contained in this press release and that may affect the Company's prospects in general are described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise forward-looking statements to reflect subsequent events or changed assumptions or circumstances.

Investor Relations Contact
   John Baumann, Treasurer, Telephone: 805-480-2010


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